                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 7, 2005
                                                  ------------------------------

                   Structured Asset Securities Corporation II
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              333-119328          82-0569805
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission         (IRS Employer
of Incorporation)                     File Number)        Identification No.)

745 Seventh Avenue
New York, New York                                                         10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Section 8 -  Other Events

Item 8.01  Other Events.

         It is expected that during June 2005, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2005-C3, Commercial
Mortgage Pass-Through Certificates, Series 2005-C3 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be entered into by and among Structured Asset Securities
Corporation II (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the
"Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-119328) and sold to Lehman Brothers
Inc. and UBS Securities LLC (the "Underwriters"), pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1 and Exhibit 99.2, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the
Securities and Exchange Commission (the "Commission") to Kidder, Peabody
Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter made available May 27,
1994 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the
Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus
Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

     Not applicable.

(b) Pro forma financial information:
    --------------------------------

     Not applicable.

(c) Exhibits:
    ---------

Exhibit No.       Description

99.1              Certain materials constituting Computational Materials and/or
                  ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2              Certain materials constituting Computational Materials and/or
                  ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 8, 2005

                                  STRUCTURED ASSET SECURITIES
                                  CORPORATION II

                                  By: /s/ David Nass
                                     -----------------------------------------
                                        Name:  David Nass
                                        Title: Senior Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------

99.1      Certain materials constituting Computational Materials and/or ABS Term
          Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2      Certain materials constituting Computational Materials and/or ABS Term
          Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.